                                                                   EXHIBIT 10.17

STATE OF GEORGIA
COUNTY OF GORDON



                               COMMERCIAL LEASE

     THIS LEASE, MADE THIS 1ST DAY OF MAY, 1998, BY AND BETWEEN ECHOTA PROPERTIES (HEREINAFTER REFERRED TO AS "LANDLORD"); AND AMERICAN WEAVERS, LLC. (HEREINAFTER REFERRED TO AS "TENANT");

                                  WITNESSETH:

A FIVE (5) YEAR LEASE AGREEMENT BETWEEN ECHOTA PROPERTIES (LANDLORD) AND AMERICAN WEAVERS, L.L.C. (TENANT). THIS AGREEMENT ALSO INCLUDES AN OPTION TO RENEW.

                                   PREMISES

     1. THAT LANDLORD, FOR AND IN CONSIDERATION OF THE RENTS, COVENANTS, AGREEMENTS, AND STIPULATIONS HEREINAFTER MENTIONED, RESERVED, AND CONTAINED, TO BE PAID, KEPT AND PERFORMED BY TENANT, HAS LEASED AND RENTED, AND BY THESE PRESENTS DOES LEASE AND RENT, UNTO TENANT, AND TENANT HEREBY LEASES AND TAKES UPON THE TERMS AND CONDITIONS WHICH HEREINAFTER APPEAR, THE FOLLOWING DESCRIBED PROPERTY (HEREINAFTER CALLED "PREMISES'), TO WIT:

     THAT TRACT OR PARCEL OF LAND LYING, BEING AND SITUATED IN LAND LOTS 168 AND 169 IN THE 14TH DISTRICT AND 3RD SECTION OF GORDON COUNTY, GEORGIA, AND BEING A PORTION OF 3.49 ACRES MORE OR LESS, THEREOF AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BUILDING SIZE IS (219 FT.-8 1/2 IN. X 375 FT. X 22 FT.) AND 86,400 SQUAREFEET FOR WAREHOUSING AREA.

     2. TENANT SHALL HAVE AND HOLD PREMISES FOR A TERM BEGINNING ON THE 1ST DAY OF MAY, 1998, AND ENDING ON THE 30TH DAY OF APRIL, 2003, AT MIDNIGHT UNLESS SOONER TERMINATED OR EXTENDED AS HEREINAFTER SPECIFICALLY PROVIDED IN THIS LEASE.

                                    RENTAL

     3. TENANT SHALL PAY LANDLORD AT THE ADDRESS OF LANDLORD SET FORTH HEREINAFTER IN THIS LEASE OR OF WHICH TENANT SHALL FROM TIME TO TIME OTHERWISE BE NOTIFIED, PROMPTLY ON THE 1ST DAY OF EACH MONTH IN ADVANCE, DURING ALL TERMS OF THIS LEASE A MONTHLY RENTAL OF $ 17,280. (86,400 SQ. FT. @ $.20 PER SQ. FT.)

                                 UTIUTY BILLS

     4. TENANT SHALL PAY ALL WATER, SEWER, SEWER SERVICE CHARGES, GAS, ELECTRICITY, FUEL, LIGHT, HEAT AND POWER BILLS FOR PREMISES OR USED BY TENANT IN CONNECTION THERE WITH, DURING ALL TERMS OF THIS LEASE.

                                USE OF PREMISES

     5. PREMISES SHALL NOT BE USED FOR ANY ILLEGAL PURPOSES; NOR IN ANY MANNER TO CREATE ANY NUISANCE OR TRESPASS; NOR IN ANY MANNER TO VITIATE THE INSURANCE OR INCREASE THE RATE OF INSURANCE ON PREMISES.

                             ABANDONMENT OF PREMISES

     6.   TENANT SHALL NOT ABANDON OR VACATE PREMISES DURING ANY TERM OF THIS
LEASE.

                              REPAIRS BY LANDLORD

     7. LANDLORD SHALL KEEP IN GOOD REPAIR THE ROOF, FOUNDATIONS AND EXTERIOR WALLS OF PREMISES, AND SEWER PIPES OUTSIDE THE EXTERIOR WALLS OF THE BUILDING IN WHICH PREMISES LOCATED, EXCEPT REPAIRS RENDERED NECESSARY BY THE NEGLIGENCE, WILLFUL ACT OR OMISSION OF TENANT, TENANT'S AGENTS, EMPLOYEES AND INVITES. LANDLORD HEREBY GIVES TENANT EXCLUSIVE CONTROL OF PREMISES AND SHALL BE UNDER NO OBLIGATION TO INSPECT PREMISES. TENANT SHALL PROMPTLY REPORT IN WRITING TO LANDLORD ANY DEFECTIVE CONDITION KNOWN TO TENANT WHICH LANDLORD IS REQUIRED TO REPAIR, AND FAILURE TO SO REPORT SUCH DEFECTS SHALL MAKE TENANT RESPONSIBLE TO LANDLORD FOR ANY LIABILITY INCURRED BY LANDLORD BY REASON OF SUCH DEFECTS.

                               REPAIRS BY TENANT

     8. TENANT ACCEPTS PREMISES IN ITS PRESENT CONDITION AND AS SUITED FOR THE USES INTENDED BY TENANT. TENANT SHALL, THROUGHOUT ALL TERMS OF THIS LEASE, AT TENANT'S EXPENSE, MAINTAIN PREMISES IN GOOD ORDER AND REPAIR, EXCEPT THOSE REPAIRS EXPRESSLY REQUIRED IN PARAGRAPH 7 HEREOF, TO BE MADE BY LANDLORD. TENANT FURTHER AGREES TO CARE FOR AND CLEAN THE GROUNDS AROUNDING THE BUILDING, INCLUDING THE MOWING OF GRASS, CLEANING OF THE PAVED AREAS, AND GENERAL LANDSCAPING. TENANT SHALL RETURN PREMISES TO LANDLORD AT THE EXPIRATION, OR PRIOR TO TERMINATION, OF THE TERM OF THIS LEASE IN AS GOOD CONDITION AND REPAIR AS WHEN FIRST RECEIVED, NATURAL WEAR AND TEAR, DAMAGE BY STORM, FIRE, LIGHTNING, EARTHQUAKE OR OTHER CASUALTY ALONE EXCEPTED.

                     DESTRUCTION OF OR DAMAGE TO PREMISES

     9. IF PREMISES ARE TOTALLY DESTROYED BY STORM, FIRE, LIGHTNING, EARTHQUAKE OR OTHER CASUALTY, THIS LEASE SHALL TERMINATE AS OF THE DATE OF SUCH DESTRUCTION, AND RENTAL SHALL BE ACCOUNTED FOR AS BETWEEN LANDLORD AND TENANT AS OF THAT DATE. IF PREMISES ARE DAMAGED BUT NOT WHOLLY DESTROYED BY ANY OF SUCH CASUALTIES, THE TENANT AND LANDLORD RESERVE THE RIGHT TO CO-DETERMINE THE DEGREE OF DAMAGE OR LOSS TO THE FACILITY, AND SHOULD LANDLORD ELECT TO RESTORE THE PREMISES TO SUBSTANTIALLY THE SAME CONDITION AS BEFORE DAMAGE THEN FULL RENTAL SHALL RECOMMENCE UPON COMPLETION OF SAID RESTORATION. LANDLORD HAS ONE HUNDRED TWENTY (120) DAYS TO MAKE RESTORATIONS TO THE ORIGINAL CONDITION OR TENANT MAY HAVE THE OPTION TO TERMINATE THE LEASE AGREEMENT.

                                   INDEMNITY

     10. TENANT AGREES TO AND HEREBY DOES, INDEMNIFY AND SAVE LANDLORD HARMLESS AGAINST ALL CLAIMS FOR DAMAGES TO PERSONS OR PROPERTY BY REASON OF TENANT'S USE OR OCCUPANCY OF PREMISES, AND ALL EXPENSES INCURRED BY THE LANDLORD AND MANAGER BECAUSE THEREOF, INCLUDING REASONABLE ATTORNEY'S FEES AND COURT COSTS.

                              GOVERNMENTAL ORDERS

     11. TENANT AGREES, AT TENANT'S OWN EXPENSE, TO PROMPTLY COMPLY WITH ALL REQUIREMENTS OF ANY LEGALLY CONSTITUTED PUBLIC AUTHORITY MADE NECESSARY BY REASON OF TENANT'S OCCUPANCY OF PREMISES.

                                 CONDEMNATION

     12. IF THE WHOLE OF PREMISES, OR SUCH PORTION THEREOF AS WILL MAKE PREMISES UNUSABLE FOR THE PURPOSES HEREIN LEASED, BE CONDEMNED BY ANY LEGALLY CONSTITUTED AUTHORITY FOR ANY PUBLIC USE OR PURPOSE, THEN IN EITHER OF SAID EVENTS THIS LEASE SHALL CEASE FROM THE TIME WHEN POSSESSION THEREOF IS TAKEN BY PUBLIC AUTHORITIES, AND RENTAL SHALL BE ACCOUNTED FOR AS BETWEEN LANDLORD AND TENANT AS OF THAT DATE. SUCH TERMINATION, HOWEVER, SHALL BE WITHOUT PREJUDICE TO THE RIGHTS OF EITHER LANDLORD OR TENANT TO RECOVER COMPENSATION AND DAMAGE CAUSED BY CONDEMNATION FROM THE CONDEMNOR. IT IS UNDERSTOOD THAT CONDEMNATION BY A PRE-EXISTING CONDITION IS NOT THE RESPONSIBILITY OF THE TENANT. IT IS FURTHER UNDERSTOOD AND AGREED THAT NEITHER TENANT NOR LANDLORD SHALL HAVE ANY RIGHTS IN ANY AWARD MADE TO THE OTHER BY ANY CONDEMNATION AUTHORITY NOTWITHSTANDING THE TERMINATION OF THIS LEASE AS HEREIN PROVIDED.

                           ASSIGNMENT AND SUBLETTING

     13. TENANT SHALL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OR THE LANDLORD ENDORSED HEREON, ASSIGN OR ENCUMBER THIS LEASE OR ANY INTEREST HEREUNDER, OR SUBLET PREMISES OR ANY PART THEREOF, OR PERMIT THE USE OF PREMISES BY ANY OTHER PARTY OTHER THAN TENANT. LANDLORD'S CONSENT TO ANY ASSIGNMENT, ENCUMBRANCE OR SUBLEASE SHALL NOT NULLIFY THIS PROVISION, AND ALL LATER ASSIGNMENTS, ENCUMBRANCES OR SUBLEASES SHALL BE MADE LIKEWISE ONLY ON THE PRIOR WRITTEN CONSENT OF LANDLORD. ASSIGNEE OF TENANT, AT OPTION OF LANDLORD, SHALL BECOME DIRECTLY LIABLE TO LANDLORD FOR ALL OBLIGATIONS OF TENANT HEREUNDER, BUT NO SUBLEASE OR ASSIGNMENT BY TENANT SHALL RELIEVE TENANT OF ANY LIABILITY HEREUNDER

                       REMOVAL OF FIXTURES AND PROPERTY

     14. TENANT MAY (IF NOT IN DEFAULT HEREUNDER) PRIOR TO THE EXPIRATION OF THIS LEASE, OR ANY EXTENSION THEREOF, REMOVE ALL PERSONAL PROPERTY, FIXTURES AND EQUIPMENT WHICH TENANT HAS PLACED IN PREMISES, PROVIDED TENANT SIMULTANEOUSLY REPAIRS ALL DAMAGE TO PREMISES CAUSED BY SUCH REMOVAL. IF TENANT IS AT THE TIME OF ANY TERMINATION OF THIS LEASE IN DEFAULT UNDER ANY TERM OR CONDITION HEREOF, TENANT SHALL NOT BE ENTITLED TO REMOVE ANY OF SUCH PERSONAL PROPERTY, FIXTURES OR EQUIPMENT AND LANDLORD SHALL HAVE ALL RIGHTS THEREIN AS ARE THEN AVAILABLE TO LANDLORD BY LAW.

                       CANCELLATION OF LEASE BY LANDLORD

     15. IT IS MUTUALLY AGREED THAT, IN THE EVENT TENANT SHALL DEFAULT IN THE PAYMENT OF RENT HEREIN RESERVED, WHEN DUE, AND FAILS TO CURE SAID DEFAULT WITHIN
(5) DAYS AFTER THE GIVING OF WRITTEN NOTICE THEREOF BY LANDLORD; OR IF TENANT SHALL BE IN DEFAULT IN PERFORMING ANY OF THE TERMS OR PROVISIONS OF THIS LEASE OTHER THAN THE PROVISIONS REQUIRING THE PAYMENT OF RENT, AND FAILS TO CURE SUCH DEFAULT WITHIN THIRTY (30) DAYS AFTER THE DATE OF WRITTEN NOTICE OF DEFAULT FROM LANDLORD; OR IF TENANT IS ADJUDICATED BANKRUPT; OR IF A PERMANENT RECEIVER IS APPOINTED FOR TENANT'S PROPERTY AND SUCH RECEIVER IS NOT REMOVED WITHIN SIXTY
(60) DAYS AFTER WRITTEN NOTICE FROM LANDLORD TO TENANT TO OBTAIN SUCH REMOVAL; OR IF, WHETHER VOLUNTARILY OR INVOLUNTARILY, TENANT TAKES ADVANTAGE OF ANY DEBTOR RELIEF PROCEEDINGS UNDER ANY PRESENT OR FUTURE LAW, WHEREBY THE RENT OR ANY PART THEREOF, OR IS PROPOSED TO BE, REDUCED OR PAYMENT THEREOF DEFERRED; OR IF TENANT MAKES AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS; OR IF TENANTS EFFECTS SHALL BE LEVIED UPON OR ATTACHED UNDER PROCESS AGAINST TENANT, NOT SATISFIED OR DISSOLVED WITHIN THIRTY (30) DAYS AFTER WRITTEN NOTICE FROM LANDLORD TO TENANT TO OBTAIN SATISFACTION THEREOF; THEN, AND IN ANY OF SAID EVENTS, LANDLORD AT ITS OPTIONS MAY AT ONCE, OR WITHIN SIX (6) MONTHS THEREAFTER (BUT ONLY DURING THE CONTINUANCE OF SUCH DEFAULT OR CONDITION), TERMINATE THIS LEASE BY WRITTEN NOTICE TO TENANT; WHEREUPON THIS LEASE SHALL END. AFTER AN AUTHORIZED ASSIGNMENT OR SUBLEASE

OF THE ENTIRE PREMISES COVERED BY THIS LEASE, THE OCCURRING OF ANY OF THE FOREGOING DEFAULTS OR EVENTS SHALL AFFECT THIS LEASE ONLY IF CAUSED BY, OR HAPPENING TO, SUCH ASSIGNEE OR SUBLESSEE. ANY NOTICE PROVIDED IN THIS PARAGRAPH 16 MAY BE GIVEN BY LANDLORD OR ITS ATTORNEY. UPON SUCH TERMINATION BY LANDLORD, TENANT WILL AT ONCE SURRENDER POSSESSION OF PREMISES TO LANDLORD AND REMOVE THEREFROM ALL OF TENANT'S EFFECTS IN WHICH LANDLORD CLAIMS NO INTEREST UNDER PARAGRAPH 15 OF THIS LEASE; AND LANDLORD SHALL HAVE THE RIGHT FORTHWITH TO RE-ENTER PREMISES AND REPOSSESS ITSELF THEREOF, AND REMOVE ALL PERSONS AND EFFECTS THEREFROM, USING SUCH FORCE AS MAY BE NECESSARY WITHOUT BEING GUILTY OF TRESPASS, FORCIBLE ENTRY OR DETAINER OR OTHER TORT.

                             RELETTING BY LANDLORD

     16. LANDLORD SHALL HAVE THE RIGHT AT LANDLORD'S OPTION WITHOUT TERMINATING THIS LEASE, UPON TENANTS BREACHING THIS CONTRACT, TO ENTER UPON AND, AS TENANTS AGENT, RENT PREMISES AT THE BEST PRICE OBTAINABLE BY REASONABLE EFFORT, WITHOUT ADVERTISEMENT AND BY PRIVATE NEGOTIATIONS AND FOR ANY TERM LANDLORD DEEMS PROPER TENANT SHALL BE LIABLE TO LANDLORD FOR THE DEFICIENCY, IF ANY, BETWEEN THE TENANT'S RENT HEREUNDER AND THE PRICE OBTAINED BY THE LANDLORD ON RELETTING.

                                EXTERIOR SIGNS

     17. TENANT SHALL PLACE NO SIGNS UPON THE OUTSIDE WALLS OR ROOF OF PREMISES EXCEPT WITH THE WRITTEN CONSENT OF LANDLORD. ANY AND ALL SIGNS PLACED ON THE WITHIN LEASED PREMISES BY TENANT SHALL BE MAINTAINED IN COMPLIANCE WITH ALL GOVERNMENTAL ORDINANCES, RULES, AND REGULATIONS GOVERNING SUCH SIGNS, AND TENANT SHALL BE RESPONSIBLE TO LANDLORD FOR ANY DAMAGE CAUSED BY INSTALLATION, USE OR MAINTENANCE OF SAID SIGNS OR VIOLATION OF ORDINANCE, RULE OR REGULATION WITH REGARD THERETO. UPON ANY REMOVAL OF SAID SIGNS TENANT SHALL SIMULTANEOUSLY REPAIR ALL DAMAGE INCIDENT TO SUCH REMOVAL.

                   INTERRUPTION OF SERVICES OR OF OCCUPANCY

     18. INTERRUPTION OR CURTAILMENT OF ANY SERVICE TO THE PREMISES, SUCH AS (BUT NOT LIMITED TO) UTILITIES, IF CAUSED BY STRIKES, MECHANICAL DIFFICULTIES OR OTHER CAUSES BEYOND THE LANDLORD'S CONTROL WILL NOT ENTITLE TENANT TO ANY CLAIM AGAINST LANDLORD OR ANY ABATEMENT IN RENT, NOR WILL IT CONSTITUTE CONSTRUCTIVE OR PARTIAL EVICTION, UNLESS LANDLORD FAILS TO TAKE MEASURES THAT ARE REASONABLE IN THE CIRCUMSTANCES TO RESTORE THE SERVICE WITHOUT UNDUE DELAY. IT IS UNDERSTOOD THAT ANY PRE-EXISTING ENVIRONMENTAL CONDITION IS NOT THE RESPONSIBILITY OF THE TENANT. IT IS ASSUMED THAT NO SUCH CONDITION EXISTS.

                             CONSTRUCTIVE EVICTION

     19. TENANT WILL NOT BE ENTITLED TO CLAIM A CONSTRUCTIVE EVICTION FROM PREMISES UNLESS TENANT WILL HAVE FIRST NOTIFIED LANDLORD IN WRITING OF THE CONDITION GIVING RISE TO THE CLAIM AND, IF THE COMPLAINTS ARE JUSTIFIED, UNLESS LANDLORD FAILS TO REMEDY THE CONDITION WITHIN A REASONABLE TIME AFTER RECEIPT OF THE NOTICE.

                               ENTRY FOR CARDING

     20.  LANDLORD MAY CARD PREMISES "FOR RENT" OR "FOR SALE" THIRTY (30)
DAYS BEFORE THE TERMINATION OF THIS LEASE. LANDLORD SHALL HAVE THE RIGHT TO ENTER PREMISES, AFTER CONFIDENTIALITY AGREEMENT IS MADE BETWEEN LANDLORD AND TENANT, AT REASONABLE HOURS TO EXHIBIT SAME TO PROSPECTIVE PURCHASERS OR TENANTS AND TO MAKE REPAIRS REQUIRED OF LANDLORD UNDER THE TERMS HEREOF OR TO MAKE REPAIRS TO LANDLORD'S ADJOINING PROPERTY, IF ANY.

                        EFFECT OF TERMINATION OF LEASE

     21. NO TERMINATION OF THIS LEASE PRIOR TO THE NORMAL ENDING THEREOF, BY LAPSE OF TIME OR OTHERWISE, SHALL AFFECT LANDLORD'S RIGHT TO COLLECT RENT FOR THE PERIOD PRIOR TO TERMINATION THEREOF.

                              MORTGAGEE'S RIGHTS

     22. TENANT'S RIGHTS SHALL BE SUBJECT TO ANY BONA FIDE MORTGAGE OR DEED TO SECURE DEBT WHICH IS NOW, OR MAY HEREAFTER BE, PLACED UPON THE PROPERTY OF WHICH PREMISES CONSTITUTE A PART.

                               NO ESTATE IN LAND

     23. THIS LEASE SHALL CREATE THE RELATIONSHIP OF LANDLORD AND TENANT BETWEEN THE PARTIES HERETO; NO ESTATE SHALL PASS OUT OF LANDLORD. TENANT HAS ONLY A USUFRUCT, NOT SUBJECT TO LEVY AND SALE, AND NOT ASSIGNABLE BY TENANT EXCEPT BY LANDLORD'S CONSENT. NEITHER LANDLORD NOR TENANT SHALL CAUSE THIS LEASE TO BE RECORDED WITHOUT PRIOR WRITTEN CONSENT OF THE OTHER PARTY TO SUCH RECORDING.

                                 HOLDING OVER

     24. IF TENANT REMAINS IN POSSESSION OF PREMISES AFTER EXPIRATION OF THE TERM HEREOF, WITH LANDLORD'S ACQUIESCENCE AND WITHOUT ANY EXPRESS AGREEMENT OF PARTIES, TENANT SHALL BE A TENANT AT WILL AT TWO TIMES THE RENTAL RATE IN EFFECT AT END OF LEASE; AND THERE SHALL BE NO RENEWAL OF THIS LEASE BY OPERATION OF LAW.

                         ATTORNEY'S FEES AND HOMESTEAD

     25. IF ANY RENT OWING UNDER THIS LEASE IS COLLECTED BY OR THROUGH AN ATTORNEY AT LAW, TENANT AGREES TO PAY THE FULL AMOUNT OF SUCH REASONABLE ATTORNEY'S FEES AS LANDLORD INCURS IN SUCH COLLECTION. TENANT WAIVES ALL HOMESTEAD RIGHTS AND EXEMPTIONS WHICH TENANT MAY HAVE UNDER ANY LAW AS AGAINST ANY OBLIGATION OWING UNDER THIS LEASE. TENANT HEREBY ASSIGNS TO LANDLORD TENANT'S HOMESTEAD AND EXEMPTION.

                               SERVICE OF NOTICE

     26. TENANT HEREBY APPOINTS AS TENANT'S AGENT TO RECEIVE SERVICE OF ALL DISPOSSESSORY OR OTHER LEGAL PROCEEDINGS AND NOTICES THEREUNDER, AND ALL NOTICES REQUIRED UNDER THIS LEASE, THE PERSON IN CHARGE OF PREMISES OR OCCUPYING PREMISES AT THE TIME OF DELIVERY OR SERVICE OF SUCH NOTICE; AND IF NO PERSON IS IN CHARGE OF OR

OCCUPYING PREMISES AT SUCH TIME, THEN SUCH SERVICE OR NOTICE MAY BE MADE BY ATTACHING THE SAME ON THE MAIN ENTRANCE TO PREMISES. A COPY OF ALL NOTICES UNDER THIS LEASE SHALL ALSO BE SENT TO TENANTS ADDRESS: AMERICAN WEAVERS, L.L.C.
ATTENTION: MR SCOTT FLETCHER, 965 NORTH WALL STREET, CALHOUN, GA 30701. ALL NOTICES GIVEN HEREUNDER BY TENANT TO LANDLORD SHALL BE SENT TO LANDLORD IN CARE OF LANDLORD AT LANDLORD'S ADDRESS SET FORTH HEREINAFTER IN THIS LEASE, UNLESS IT HAS OTHERWISE NOTIFIED TENANT OF ANOTHER ADDRESS FOR LANDLORD.

                                 MISCELLANEOUS

     27. ALL RIGHTS, POWERS AND PRIVILEGES CONFERRED HEREUNDER UPON PARTIES HERETO SHALL BE CUMULATIVE BUT NOT RESTRICTIVE TO THOSE GIVEN BY LAW. NO FAILURE OF LANDLORD TO EXERCISE ANY POWER GIVEN LANDLORD HEREUNDER, OR TO INSIST UPON STRICT COMPLIANCE BY TENANT WITH HIS OBLIGATION HEREUNDER, AND NO CUSTOM OR PRACTICE OF COMPLIANCE BY TENANT WITH HIS OBLIGATION HEREUNDER, AND NO CUSTOM OR PRACTICE OF THE PARTIES AT VARIANCE WITH THE TERMS HEREOF SHALL CONSTITUTE A WAIVER OF LANDLORD'S RIGHT TO DEMAND EXACT COMPLIANCE WITH THE TERMS HEREOF. "LANDLORD" AS USED IN THIS LEASE SHALL INCLUDE LANDLORD, HIS OR ITS HEIRS, EXECUTORS, ADMINISTRATORS, LEGAL REPRESENTATIVE, ASSIGNS AND SUCCESSORS IN TITLE TO PREMISES. "TENANT" SHALL INCLUDE TENANT, HIS OR ITS HEIRS, EXECUTORS, ADMINISTRATORS, LEGAL REPRESENTATIVES, AND, IF THIS LEASE SHALL BE VALIDLY ASSIGNED OR SUBLET, SHALL ALSO INCLUDE TENANT'S ASSIGNEES OR SUBLEASES, AS TO PREMISES COVERED BY SUCH ASSIGNMENT OR SUBLEASE. "LANDLORD", AND "TENANT" SHALL INCLUDE MALE AND FEMALE, SINGULAR AND PLURAL, CORPORATION, PARTNERSHIP OR INDIVIDUAL, AS MAY FIT THE PARTICULAR PARTIES. TIME IS OF THE ESSENCE OF THIS LEASE

                                OPTION TO RENEW

     28. TENANT IS GIVEN AN OPTION TO EXTEND THE TERM OF THIS LEASE BY A PERIOD OF THREE (3) YEARS. TENANT MAY EXERCISE THIS OPTION AT ANY TIME BY NOTICE IN WRITING TO LANDLORD SERVED AT LEAST NINETY (90) DAYS PRIOR TO THE END OF THE INITIAL TERM, IF TENANT SHALL NOT BE IN DEFAULT. EXCEPT AS THE TERMS MAY NOT BE RELEVANT OR APPLICABLE, ALL THE TERMS AND

CONDITIONS OF THE LEASE SHALL APPLY FOR THE EXTENDED PERIOD, EXCLUDING THE MONTHLY RENTAL WHICH SHALL REMAIN AT $ 17,077.40 FOR RENTED SPACE AFTER THE FIVE YEAR TERM, OPTION TO RENEW WILL BE GRANTED PERPETUALLY IN THREE YEAR INCREMENTS WITH THE RENTAL RATE BEING INCREASED AT EACH RENEWAL BASED ON THE ACCUMULATIVE YEARLY INFLATION RATE AS DETERMINED BY THE STATE OF GEORGIA DEPARTMENT OF COMMERCE. THIS RATE SHALL BE FROM THE INITIAL TERM OF THE LEASE.

               TENANT'S OBLIGATION TO INSURE: ALL-INCLUSIVE FORM

     29. DURING THE TERM OF THIS LEASE, TENANT, AT ITS SOLE COST AND EXPENSE, AND FOR THE MUTUAL BENEFIT OF LANDLORD AND TENANT, SHALL CARRY AND MAINTAIN THE FOLLOWING TYPES OF INSURANCE IN THE AMOUNTS SPECIFIED: COMPREHENSIVE PUBLIC LIABILITY INSURANCE, INCLUDING PROPERTY DAMAGE, INSURING LANDLORD AND TENANT AGAINST LIABILITY FOR INJURY TO PERSONS OR PROPERTY OCCURRING IN OR ABOUT THE LEASED PREMISES OR ARISING OUT OF THE OWNERSHIP, MAINTENANCE, USE, OR OCCUPANCY THEREOF. THE LIABILITY UNDER SUCH INSURANCE SHALL NOT BE LESS THAN $1,000,000.00 FOR ANY ONE PERSON INJURED OR KILLED AND NOT LESS THAN $5,000,000.00 FOR ANY ONE ACCIDENT AND NOT LESS THAN $1,000,000.00 FOR PERSONAL PROPERTY DAMAGE PER ACCIDENT. WRITTEN PROOF OF THIS INSURANCE COVERAGE SHALL BE REQUIRED BY ECHOTA PROPERTIES DURING THE TERM OF THIS LEASE.

                               ENTIRE AGREEMENT

     30. THIS LEASE CONTAINS THE ENTIRE AGREEMENT OF THE PARTIES HERETO AND NO REPRESENTATIONS, INDUCEMENTS, PROMISES, OR AGREEMENTS, ORAL OR OTHERWISE, BETWEEN THE PARTIES, NOT EMBODIED HEREIN, SHALL BE OF ANY FORCE OR EFFECT.

     IN WITNESS WHEREOF, THE PARTIES HEREIN HAVE HEREUNTO SET THEIR HANDS AND SEALS OR CAUSED THIS INSTRUMENT TO BE EXECUTED THROUGH AUTHORIZED OFFICIALS IN THEIR NAME, IN TRIPLICATE, THE DAY AND YEAR FIRST ABOVE WRITTEN.

SIGNED, SEALED AND DELIVERED            LANDLORD:
IN THE PRESENCE OF:                     STEPHEN FOX, RANDALL FOX, RAYMOND KING
                                        D/B/A ECHOTA PROPERTIES


/s/[SIGNATURE ILLEGIBLE]                   /s/STEPHEN FOX         (SEAL)
__________________________                 ______________________
   UNOFFICIAL WITNESS


/s/[SIGNATURE ILLEGIBLE]                    /s/RANDALL FOX        (SEAL)
--------------------------                 ----------------------
   NOTARY PUBLIC

GA STATE AT LARGE
MY COMMISSION EXPIRES 4/30/98           ADDRESS:
                                        P.O. Box 2409
                                        Calhoun, Georgia 30703


SIGNED, SEALED AND DELIVERED            TENANT:
IN THE PRESENCE OF:                     AMERICAN WEAVERS, L.L.C.
                                        PRESIDENT


/S/ Robert Livingston                       /s/ Scott Fletcher         (SEAL)
---------------------------                 --------------------------
   UNOFFICIAL WITNESS


/S/ Tyka Robinson
--------------------------
   NOTARY PUBLIC

GA. STATE AT LARGE
MY COMMISSION EXPIRES: 12/20/98         ADDRESS:
                                        P.O. Box 369
                                        Calhoun, Georgia 30703